B61
(Standard Version)

Lincoln Financial Group is the marketing name for Lincoln National Corporation and its affiliates.  6/11

The Lincoln National Life Insurance Company
Executive Benefits Guaranteed Issue Part I Application
350 Church St., - MEM4 Hartford, CT 06103-1106
(hereinafter referred to as "the Company")

CORPORATION INFORMATION

1.	Corporation Name	2.	Taxpayer Identification Number
3.	Address (Street, City, State, ZIP)

PLAN ADMINISTRATION CONTACT (Send all correspondence to named contact in Brokers Office of Servicing Agent)

4.	Name	5.	Telephone Number (include area code)
6.	Address (Street, City, State, ZIP)

PROPOSED INSURED INFORMATION

7.	Proposed Insured (First, Middle Initial, Last)					8.	Place of Birth
9.	Are you a citizen of the United States? h Yes h No (If "No", please provide country, type of visa, expiration date and green card information):
10.	Date of Birth (mm/dd/yy)	11.	Social Security Number	12.	h Male h Female	13.	Driver's License # & State
14.	Occupation			15.	Salary $			16.	Date of Hire (mm/dd/yy)
17.	Home Address (No., Street, PO Box, City, State, ZIP)

ELIGIBILITY INFORMATION FOR PROPOSED INSURED

18.
Have you been actively at work on a full time basis (at least 30 hours/week) performing all duties of your regular occupation, at your customary place of employment for the past 3 months? (Disregard vacation days, normal non-working days and absences that total less than 4 consecutive days.)
If "No", specify:
h Yes h No
19.	Have you ever used tobacco or products containing nicotine (including, but not limited to, chew tobacco, snuff, nicotine gum and/or patches)? (If "Yes", list below.)		h Yes h No
Type	Date First Used: (month/year)	Date Last Used: (month/year)	Amount and Frequency:

OWNER DESIGNATION (Select One - Please complete this section if the Insured is not the Owner)

20.	h Insured h Trust (Name of Trust, Trustee and Date of Trust) h	Oth	er:
21.	Owner Name	22.	Taxpayer Identification/Social Security Number
23.	Address (Street, City, State, ZIP)
24.	Name of Trustee	25.	Date of Trust

PAYOR DESIGNATION (Please complete if the Payor is other than the Owner)

26.	Payor Name
27.	Address (Street, City, State, ZIP)

BENEFICIARY DESIGNATION (Select One)

28.
h Individual (Provide Full Name, Social Security Number and Relationship)
Relationship
Primary                                                                              %   SSN:                                                      to Insured:
Address (Street, City, State, ZIP)
Relationship
Primary                                                                              %   SSN:                                                      to Insured:
Address (Street, City, State, ZIP)

29.	Relationship Contingent % SSN: to Insured: Relationship Contingent % SSN: to Insured:
30.	h Trust (Name of Trust, Trustee and Date of Trust) h Primary h Contin	gent TIN:
31.	h Split Dollar (Enclose a copy of split dollar agreement) h Primary h Contin	gent
32.	h Other: h Primary h Contingent

POLICY INFORMATION

33.	Requested Policy Effective Date	34.	Billing Frequency h Annual h Semi-Annual h Quarterly h Monthly h Single Premium
35.	Basic Plan h Corporate Universal Life h Corporate Variable Universal Life			36.	Death Benefit Option h 1 h 2 h 3	37.	A.B.E. Allocations, if Selected Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7+ See attached schedule if more than 7 years.
38.	h Guideline Premium Test h Cash Value Accumulation Test	39.	Planned Premium Funding Schedule h Number of Years h Pay to Age	40.	Other Rider(s) Selected Term % Loan Spread Rider, if Selected h Option 1 h Option 2 h Option 3
41.	Coverage Information: (Select one) Specified Amount $ h See attached Census

42.
Are you considering stopping premium payments, surrendering, replacing, forfeiting, assigning to the insurer or reducing your benefit under an existing policy or annuity, or are you considering using or borrowing funds from your existing policies or annuities to pay premiums due on the new or applied for policy? h Yes h No (If "Yes", please complete and sign all replacement forms.)

43.	Amount of all life insurance presently in force or applied for. If none, check this box: h
Please indicate the Type of coverage: Business (B); Key Person (K); or Personal (P).
Company	Face Amount	Policy Number	Issue Date (mm/dd/yy)	Replacement or Change of Policy?	1035 Exchange	Type
			$	h Yes h No	h Yes h No
			$	h Yes h No	h Yes h No
			$	h Yes h No	h Yes h No
			$	h Yes h No	h Yes h No
			$	h Yes h No	h Yes h No
			$	h Yes h No	h Yes h No
SERVICE OFFICE ENDORSEMENTS (For Company Use Only. We will attach additional documentation as needed.)
TRUST VERIFICATION
Please attach a list of any other additional insurance on a separate sheet. What is the total amount of new life insurance coverage that will be placed in force with all companies including this application? $

I/We hereby certify that the Trustee(s) named in this application are the Trustee(s) for the named Trust, which is in full force and effect. The Company assumes no obligation to inquire into the terms of any trust agreement affecting this policy and shall not be held liable for any party's compliance with the terms thereof. The Company may rely solely upon the signature(s) of the Trustee(s) named in this application to any receipt, release or waiver, or to any transfer or other instrument affecting this policy or any options, privileges or benefits thereunder. Unless otherwise indicated, the signature(s) of all Trustee(s) named, or their successors, will be required to exercise any contractual right under the policy. The Company shall have no obligation to see to the use or application of any funds paid to the Trustee(s) in accordance with the terms of the policy. Any such payment made by the Company to the Trustee(s) shall fully discharge the Company with respect to any amounts so paid.
SUITABILITY - COMPLETE THIS SECTION IF VUL ONLY

1. Have you, the Proposed Insured and the Owner, received a current Prospectus, or equivalent document for the policy applied for and have you had sufficient time to review?	h Yes h No
2. Do you understand that the amount and duration of the death benefit may increase or decrease depending on the investment performance of funds in the Separate Account?	h Yes h No
3. Do you understand that the cash value may increase or decrease depending on the investment performance of the funds held in the Separate Account?	h Yes h No
4. With this in mind, do you believe that the policy applied for is in accord with your insurance objective and your anticipated financial needs?	h Yes h No
CASH VALUES MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE EXPERIENCE OF THE SEPARATE ACCOUNT. THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER SPECIFIED CONDITIONS.
STATE DISCLOSURE

Any person who, with intent to defraud or knowing that he/she is facilitating fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

Under penalties of perjury I, the undersigned, certify that: (a) the tax identification or social security numbers as provided by me is correct; and (b) the holders of said numbers are not subject to any backup withholding of U.S. Federal income tax.
Each of the Undersigned declares that:
1.
This Application consists of: a) this Executive Benefits Individual Owner Guaranteed Issue Part I Application; b) any amendments to the application attached thereto; and c) any supplements, all of which are required by the Company for the plan, amount and benefits applied for. The Executive Benefits Individual Owner Guaranteed Issue Part I Application is fully completed.

2.
I/We further agree that coverage will take effect under the Policy only when: 1) initial premium payment has been received; 2) the initial premium has been paid in full during the lifetime of the Proposed Insured; and 3) the Proposed Insured remains in the same state of health and insurability as described in each part of the application at the time conditions 1) and 2) are met.

3.
If this is a request to exercise an option in an existing policy, the request will become effective in accordance with the terms of that option. If this is a request for change, any and all values may be used to pay for the change and to repay any loan indebtedness. The changed policy will be subject to any loan indebtedness not repaid. Any assignment in effect at the time of this request will apply to any new insurance issued.

4.	No agent, broker or medical examiner has the authority to make changes or modify any Company contract or to waive any of the Company's requirements.
5.
I HAVE READ, or have had read to me, the completed Application for Life Insurance before signing. All statements and answers in this application are correctly recorded, and are full, complete and true. I confirm that upon receipt of the contract I will review the answers recorded on the application. I will notify the Company immediately if any information in the application is incorrect. Caution: If your answers on this application are incorrect or untrue, the Company may have the right to deny benefits or rescind coverage under the policy and any riders attached to it.

6.
Corrections, additions or changes to this application may be made by the Company. Any such changes will be shown under "Service Office Endorsements". Acceptance of a policy issued with such changes will constitute acceptance of the changes. No change will be made in classification (including age at issue), plan, amount, or benefits unless agreed to in writing by the Applicant.

SIGNATORY SECTION

Signature of Proposed Insured	Date
Signature of Applicant/Owner/Trustee	Date
Signed at (City and State)

1)	Based on information obtained from the Owner, I believe the investment is suitable for the Owner's objectives.
2)
To the best of my knowledge, the source of funding for this policy does not include: (1) a non-recourse premium financing loan; or (2) any arrangement, other than a premium financing loan, which involves any person or entity with an interest in the potential for earnings based on the provision of funding for the policy.

3)	Does the applicant have any existing life insurance policies or annuities? h Yes h No
4)	Do you know or have you any reason to believe that replacement of insurance is involved? h Yes h No
If a replacement is involved, I certify that only company approved sales materials were used in this sale and that copies of all sales materials were left with the applicant.
I declare that I have accurately answered all questions contained in this section.

Signature of Broker, Agent or Licensed Representative	Name of Broker, Agent or Licensed Representative (Please Print)	Date

B62_5-12
(Standard Version)

Lincoln Financial Group is the marketing name for Lincoln National Corporation and its affiliates.  4/12

Service Office: 350 Church St., - MEM4
Hartford, CT 06103-1106 (hereinafter referred to as "the Company")

IMPORTANT NOTICE Since you are applying for insurance, we would like you to know more about our underwriting process and what occurs after you submit your application.

(Please give a copy of these notices to the Proposed Insured.)

THE UNDERWRITING PROCESS
All forms of insurance are based on the concept of risk-sharing. Underwriters seek to determine the level of risk represented by each applicant, and then assign that person to a group with similar risk characteristics. In this way, the risk potential can be spread among all policyholders within a given risk group, assuring that each assumes his fair share of the insurance cost.
Underwriters collect and review risk factors such as age, occupation, physical condition, medical history and any hazardous avocations. The level of risk and premium for the amount of coverage requested is based on this information.

INVESTIGATIVE CONSUMER REPORT
As a part of our routine procedure for processing your initial application, we may request an investigative consumer report. The agency making the report may keep a copy of the report and disclose its contents to others for whom it performs similar services. The report typically includes information such as identity and residence verification, character, reputation, marital status, estimate of net worth and income, occupation, avocations, medical history, habits, mode of living and other personal characteristics. Additional information is usually obtained from several different sources. Confidential interviews are conducted with neighbors, friends, business associates, and acquaintances. Public records are carefully reviewed.
Past experience shows that information from investigative reports usually does not have an adverse effect on our underwriting decision. If it should, we will notify you in writing and identify the reporting agency. At that point, if you wish to do so, you may discuss the matter with the reporting agency.
You have the right to be interviewed as part of any investigative consumer report that is completed. If you desire such an interview, please indicate this at the time your application is submitted. If you request it, we will supply the name, address and telephone number of the consumer reporting agency so you may obtain a copy of the report.

CONTESTABILITY
We strongly urge you to review the completed application closely for accuracy. During the 2 year incontestability period described in the policy, a claim may be denied if the application contains false statements or misrepresentations or fails to disclose material facts. In such a case, the policy could be void and coverage could be lost.

MIB, INC.
Information you provide regarding your insurability or claims will be treated as confidential except that The Company or its reinsurers, may make a brief report of it to MIB, Inc. This is a nonprofit membership organization of life insurance companies which operates an information exchange on behalf of its members. Upon request by another member insurance company to which you have applied for life or health insurance coverage or submitted a claim, MIB, Inc. will provide the information it may have in its file.
Upon receipt of a request from you, MIB, Inc. will arrange disclosure of any information it may have in your file. If you question the accuracy of information in MIB, Inc.'s file, you may contact MIB at: 50 Braintree Hill Park, Suite 400, Braintree, MA 02184-8734. You can reach MIB by phone toll free at (866) 692-6901. (TTY {866} 346-3642)

Executive Benefits Individual Owner Modified Simplified Issue
Part I Application for Life Insurance
350 Church St., - MEM4 Hartford, CT 06103-1106
(hereinafter referred to as "the Company")

CORPORATION INFORMATION

1. Corporation Name	2. Taxpayer Identification Number
3. Address (Street, City, State, ZIP)

PLAN ADMINISTRATION CONTACT (Send all correspondence to named contact in Brokers Office of Servicing Agent)

4. Name	5. Telephone Number (include area code)
6. Address (Street, City, State, ZIP)

PROPOSED INSURED INFORMATION

7. Proposed Insured (First, Middle Initial, Last)			8. Place of Birth
9.Are you a citizen of the United States? □Yes □No (If "No", please provide country, type of visa, expiration date and green card information):
10. Date of Birth (mm/dd/yy)	11. Social Security Number	12. □ Male □ Female	13. Driver's License # & State
14. Occupation		15. Salary $	16. Date of Hire (mm/dd/yy)
17. Home Address (No., Street, PO Box, City, State, ZIP)

ELIGIBILITY INFORMATION FOR PROPOSED INSURED

18. Have you been actively at work on a full time basis (at least 30 hours/week) performing all duties of your regular occupation, at your customary place of employment for the past 3 months? (Disregard vacation days, normal non-working days and absences that total less than 4 consecutive days).
If "No", specify:
			□ Yes	□ No
19. Have you ever used tobacco or products containing nicotine (including, but not limited to, chew tobacco, snuff, nicotine gum and/or patches)? (If "Yes", list below.)			□ Yes	□ No
Type	Date First Used: (month/year)	Date Last Used: (month/year)	Amount and Frequency:

20. Have you, in the past 10 years been treated by a licensed medical professional for any disorder of the heart or blood vessels, tumors or cancer, diabetes, stroke or any disorder of the blood, lungs, kidneys, drug or alcohol use, depression or been diagnosed as having or been treated by a licensed medical professional for Acquired Immune Deficiency (AIDS) or AIDS related condition?
If "Yes", explain:
			□ Yes	□ No

21. □ Insured □ Trust (Name of Trust, Trustee and Date of Trust) □ Other:
22. Owner Name	23. Taxpayer Identification/Social Security Number
24. Address (Street, City, State, ZIP)
25. Name of Trustee	26. Date of Trust

PAYOR DESIGNATION (Please complete if the Payor is other than the Owner)

27. Payor Name
28. Address (Street, City, State, ZIP)

BENEFICIARY DESIGNATION (Select One)

29. □ Individual (Provide Full Name, Social Security Number and Relationship)
Relationship
Primary                                                                              %  SSN:                                                      to Insured:
Address (Street, City, State, ZIP)
Relationship
Primary                                                                              %  SSN:                                                      to Insured:
Address (Street, City, State, ZIP)

30. Relationship Contingent % SSN: to Insured: Relationship Contingent % SSN: to Insured:
31. □ Trust (Name of Trust, Trustee and Date of Trust)	□ Primary	□ Contingent	TIN:
32. □ Split Dollar (Enclose a copy of split dollar agreement) □ Primary □ Contingent
33. □ Other: □ Primary □ Contingent

POLICY INFORMATION

34. Requested Policy Effective Date	35. Billing Frequency □ Annual □ Semi-Annual □ Quarterly □ Monthly □ Single Premium
36. Basic Plan □Corporate Universal Life □Corporate Variable Universal Life		37. Death Benefit Option □ 1 □ 2□ 3	38. A.B.E. Allocations, if elected Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7+ See attached schedule if more than 7 years.
39. □ Guideline Premium Test □ Cash Value Accumulation Test	40. Planned Premium Funding Schedule □Number of Years □Pay to Age	41. Other Rider(s) Selected Term % Loan Spread Rider, if elected □ Option 1 □ Option 2 □ Option 3
42. Coverage Information: (Select one) Specified Amount $ □ See attached Census

43.
Are you considering stopping premium payments, surrendering, replacing, forfeiting, assigning to the insurer or reducing your benefit under an existing policy or annuity, or are you considering using or borrowing funds from your existing policies or annuities to pay premiums due on the new or applied for policy?   □ Yes   □ No                                                                                                  (If "Yes", please complete and sign all replacement forms.)

44.	Amount all life insurance presently in force or applied for. If none, check this box: □
Please indicate the Type of coverage: Business (B); Key Person (K); or Personal (P).
Company	Face Amount	Policy Number	Issue Date (mm/dd/yy)	Replacement or Change of Policy?	1035 Exchange	Type
			$	□ Yes □ No	□ Yes □ No
			$	□ Yes □ No	□ Yes □ No
			$	□ Yes □ No	□ Yes □ No
			$	□ Yes □ No	□ Yes □ No
			$	□ Yes □ No	□ Yes □ No
			$	□ Yes □ No	□ Yes □ No
Please attach a list of any other additional insurance on a separate sheet. What is the total amount of new life insurance coverage that will be placed in force with all companies including this application? $

SERVICE OFFICE ENDORSEMENTS (For Company Use Only. We will attach additional documentation as needed.)

TRUST VERIFICATION
I/We hereby certify that the Trustee(s) named in this application are the Trustee(s) for the named Trust, which is in full force and effect. The Company assumes no obligation to inquire into the terms of any trust agreement affecting this policy and shall not be held liable for any party's compliance with the terms thereof. The Company may rely solely upon the signature(s) of the Trustee(s) named in this application to any receipt, release or waiver, or to any transfer or other instrument affecting this policy or any options, privileges or benefits thereunder. Unless otherwise indicated, the signature(s) of all Trustee(s) named, or their successors, will be required to exercise any contractual right under the policy. The Company shall have no obligation to see to the use or application of any funds paid to the Trustee(s) in accordance with the terms of the policy. Any such payment made by the Company to the Trustee(s) shall fully discharge the Company with respect to any amounts so paid.

SUITABILITY - COMPLETE THIS SECTION IF VUL ONLY

1. Have you, the Proposed Insured and the Owner, received a current Prospectus, or equivalent document for the policy applied for and have you had sufficient time to review?	□ Yes	□ No
2. Do you understand that the amount and duration of the death benefit may increase or decrease depending on the investment performance of funds in the Separate Account?	□ Yes	□ No
3. Do you understand that the cash value may increase or decrease depending on the investment performance of the funds held in the Separate Account?	□ Yes	□ No
4. With this in mind, do you believe that the policy applied for is in accord with your insurance objective and your anticipated financial needs?	□ Yes	□ No
CASH VALUES MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE EXPERIENCE OF THE SEPARATE ACCOUNT. THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER SPECIFIED CONDITIONS.

STATE DISCLOSURE
Any person who, with intent to defraud or knowing that he/she is facilitating fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

AGREEMENT AND ACKNOWLEDGEMENT
Under penalties of perjury I, the undersigned, certify that: (a) the tax identification or social security numbers as provided by me is correct; and (b) the holders of said numbers are not subject to any backup withholding of U.S. Federal income tax.
Each of the Undersigned declares that:
1.
This Application consists of: a) this Executive Benefits Individual Owner Modified Simplified Part I Application; b) any amendments to the application attached thereto; and c) any supplements, all of which are required by the Company for the plan, amount and benefits applied for. The Executive Benefits Individual Owner Modified Simplified Part I Application is fully completed.

2.
I/We further agree that coverage will take effect under the Policy only when: 1) initial premium payment has been received; 2) the initial premium has been paid in full during the lifetime of the Proposed Insured; and 3) the Proposed Insured remains in the same state of health and insurability as described in each part of the application at the time conditions 1) and 2) are met.

3.
If this is a request to exercise an option in an existing policy, the request will become effective in accordance with the terms of that option. If this is a request for change, any and all values may be used to pay for the change and to repay any loan indebtedness. The changed policy will be subject to any loan indebtedness not repaid. Any assignment in effect at the time of this request will apply to any new insurance issued.

4.	No agent, broker or medical examiner has the authority to make changes or modify any Company contract or to waive any of the Company's requirements.
5.
I HAVE READ, or have had read to me, the completed Application before signing. All statements and answers in this application are correctly recorded, and are full, complete and true. I confirm that upon receipt of the contract I will review the answers recorded on the application. I will notify the Company immediately if any information in the application is incorrect. Caution: If your answers on this application are incorrect or untrue, the Company may have the right to deny benefits or rescind coverage under the policy and any riders attached to it.

6.
Corrections, additions or changes to this application may be made by the Company. Any such changes will be shown under "Service Office Endorsements". Acceptance of a policy issued with such changes will constitute acceptance of the changes. No change will be made in classification (including age at issue), plan, amount, or benefits unless agreed to in writing by the Applicant.

AUTHORIZATION
Each of the undersigned declares that:
I/We authorize any medical professional, hospital or other medical institution, insurer, MIB, Inc., or any other person or organization that has any records or knowledge of me or my physical or mental health or insurability to disclosure that information to the Company, its reinsurers or any other party acting on the Company's behalf. I/We authorize the Company or its reinsurer to make a brief report of my protected health information to MIB, Inc. I/We authorize the Company to disclose information related to my insurability to other insurers to whom I/we may apply for coverage.
I/We acknowledge receipt of the Privacy Notice and the Important Notice containing the Investigative Consumer Report and MIB, Inc. information.
This authorization shall be valid for 24 months after it is signed. A photographic copy of this authorization shall be as valid as the original. I/We understand that I/we may revoke this authorization at any time by written notification to the Company; however, any action taken prior to notification will not be affected.
The purpose of this authorization is to allow the Company to determine eligibility for life coverage or a claim for benefits under a life policy.
□ I elect to be interviewed if an Investigative Consumer Report is prepared.
SIGNATORY SECTION

Signature of Proposed Insured                                                                                                                                              Date

Signature of Applicant/Owner/Trustee                                                                                                                                              Date

Signed at (City and State)
1)	Based on information obtained from the Owner, I believe the investment is suitable for the Owner's objectives.
2)
To the best of my knowledge, the source of funding for this policy does not include: (1) a non-recourse premium financing loan; or (2) any arrangement, other than a premium financing loan, which involves any person or entity with an interest in the potential for earnings based on the provision of funding for the policy.

3)	Does the applicant have any existing life insurance policies or annuities? □ Yes □ No
4)	Do you know or have you any reason to believe that replacement of insurance is involved? □ Yes □ No
If a replacement is involved, I certify that only company approved sales materials were used in this sale and that copies of all sales materials were left with the applicant.
I declare that I have accurately answered all questions contained in this section.
I declare that I have provided each Proposed Insured and Owner(s) with the Important Notice as well as a copy of the Privacy Practices Notice.

Signature of Broker, Agent or Licensed Representative
Name of Broker, Agent or Licensed Representative (Please Print)
Date

B63_5-12
(Standard Version)

Lincoln Financial Group is the marketing name for Lincoln National Corporation and its affiliates.  4/12

Service Office: 350 Church St., - MEM4
Hartford, CT 06103-1106 (hereinafter referred to as "the Company")

IMPORTANT NOTICE Since you are applying for insurance, we would like you to know more about our underwriting process and what occurs after you submit your application.

(Please give a copy of these notices to the Proposed Insured.)

THE UNDERWRITING PROCESS
All forms of insurance are based on the concept of risk-sharing. Underwriters seek to determine the level of risk represented by each applicant, and then assign that person to a group with similar risk characteristics. In this way, the risk potential can be spread among all policyholders within a given risk group, assuring that each assumes his fair share of the insurance cost.
Underwriters collect and review risk factors such as age, occupation, physical condition, medical history and any hazardous avocations. The level of risk and premium for the amount of coverage requested is based on this information.

INVESTIGATIVE CONSUMER REPORT
As a part of our routine procedure for processing your initial application, we may request an investigative consumer report. The agency making the report may keep a copy of the report and disclose its contents to others for whom it performs similar services. The report typically includes information such as identity and residence verification, character, reputation, marital status, estimate of net worth and income, occupation, avocations, medical history, habits, mode of living and other personal characteristics. Additional information is usually obtained from several different sources. Confidential interviews are conducted with neighbors, friends, business associates, and acquaintances. Public records are carefully reviewed.
Past experience shows that information from investigative reports usually does not have an adverse effect on our underwriting decision. If it should, we will notify you in writing and identify the reporting agency. At that point, if you wish to do so, you may discuss the matter with the reporting agency.
You have the right to be interviewed as part of any investigative consumer report that is completed. If you desire such an interview, please indicate this at the time your application is submitted. If you request it, we will supply the name, address and telephone number of the consumer reporting agency so you may obtain a copy of the report.

CONTESTABILITY
We strongly urge you to review the completed application closely for accuracy. During the 2 year incontestability period described in the policy, a claim may be denied if the application contains false statements or misrepresentations or fails to disclose material facts. In such a case, the policy could be void and coverage could be lost.

MIB, INC.
Information you provide regarding your insurability or claims will be treated as confidential except that The Company or its reinsurers, may make a brief report of it to MIB, Inc. This is a nonprofit membership organization of life insurance companies which operates an information exchange on behalf of its members. Upon request by another member insurance company to which you have applied for life or health insurance coverage or submitted a claim, MIB, Inc. will provide the information it may have in its file.
Upon receipt of a request from you, MIB, Inc. will arrange disclosure of any information it may have in your file. If you question the accuracy of information in MIB, Inc.'s file, you may contact MIB at: 50 Braintree Hill Park, Suite 400, Braintree, MA 02184-8734. You can reach MIB by phone toll free at (866) 692-6901. (TTY {866} 346-3642)

Executive Benefits Individual Owner Part I and Part II Application for Life Insurance
350 Church St., - MEM4 Hartford, CT 06103-1106
(hereinafter referred to as "the Company")

CORPORATION INFORMATION

1. Corporation Name	2. Taxpayer Identification Number
3. Address (Street, City, State, ZIP)

PLAN ADMINISTRATION CONTACT (Send all correspondence to named contact in Brokers Office of Servicing Agent)

4. Name	5. Telephone Number (include area code)
6. Address (Street, City, State, ZIP)

PROPOSED INSURED INFORMATION

7. Proposed Insured (First, Middle Initial, Last)			8. Place of Birth
9. Are you a citizen of the United States? □ Yes □ No (If "No", please provide country, type of visa, expiration date and green card information)
10. Date of Birth (mm/dd/yy)	11. Social Security Number	12. □ Male □ Female	13. Driver's License # & State
14. Occupation		15. Salary $	16. Date of Hire (mm/dd/yy)
17. Home Address (No., Street, PO Box, City, State, ZIP)

GENERAL RISK INFORMATION For Proposed Insured
If you answer "No" to question 18, or "Yes" to questions 21-24, explain in the space provided on Page 2.
18. Have you been actively at work on a full time basis (at least 30 hours/week) performing all duties of your regular occupation, at your customary place of employment for the past 3 months? (Disregard vacation days, normal non- working days and absences that total less than 4 consecutive days).
If "No", specify:
			Yes □	No □
19. Have you ever used tobacco or products containing nicotine (including, but not limited to, chew tobacco, snuff, nicotine gum and/or patches)? (If "Yes", list below.)			□	□
Type	Date First Used: (month/year)	Date Last Used: (month/year)	Amount and Frequency:

20 a. Do you now, or do you plan to fly, or have you flown during the past 2 years, as a pilot, student pilot or crew member?
(If "Yes", an Aviation Supplement is required; this includes balloon pilots.)
			Yes □	No □
b. Do you plan to participate, or have you participated within the past 2 years; in motor vehicle or boat racing, in hang gliding, sky or scuba diving, or mountain, rock or technical climbing; or in similar sports? (If "Yes", an Avocation Supplement is required.)
			□	□
c. Do you now, or do you plan to reside or travel outside of the United States or Canada within the next year? (If "Yes", a Foreign Travel or Residence Supplement is required.)			□	□

21. In the past 5 years, have you been convicted of two or more moving violations, driving under the influence of alcohol or other drugs, or had your driver's license suspended, revoked or restricted? (If "Yes," please provide what type and dates in the "Details" space provided.)
Yes □	No □
22. Have you ever applied for any life, health or disability insurance which was denied, postponed, required an extra premium or was issued for a reduced amount? (If "Yes", please provide what type and dates in the "Details" space provided.)
□	□
23. Have you ever been convicted or are you waiting trial for a felony? (If "Yes", please indicate type, date and city/state of felony and if currently on probation or parole in the "Details" space provided.)
□	□
24. Are you a member of, or applied to be a member of, or received a notice of required service in, the armed forces, reserves or National Guard? (If "Yes", please indicate if Retired or Active; list branch of service, rank, duties, mobilization category and current duty station; if a notice of deployment has been received, to where and when; in the "Details" space provided.)
□	□
25. Details: (If you answered "No" to question 18 or "Yes" to question 21-24 list details in this section; please include question number details pertain to and attach an additional sheet of paper, if necessary. )

MEDICAL RISK INFORMATION For Proposed Insured
If you answer "Yes" to any of the following questions, please provide further information in the "Details" space provided on page 3.
26.                                                                                                                                                                                          Have you ever had an indication of, or been treated by a licensed medical professional for:  Yes  No
a.Chest pain, palpitations, high blood pressure, heart disease, heart murmur, heart failure or other disorders of the
heart or blood vessels?                                                                                                                                                                                          □□
b.Any tumor, cancer, cysts, melanoma, lymphoma or any disorder of the lymph nodes?                                                                                                                                                                                          □□
c Anemia, leukemia, clotting disorder or any other blood disorder?                                                                                                                                                                                              □□
d.Diabetes, elevated blood sugar, thyroid, or other endocrine or glandular disorder?                                                                                                                                                                                          □□
e.Asthma, emphysema, allergies, sleep apnea, tuberculosis, sarcoidosis, persistent hoarseness or shortness of breath
or any other disorder of the respiratory system?                                                                                                                                                                                          □□
f.Seizures, fainting, dizziness, epilepsy, stroke, paralysis or other neurologic or brain disorder?  □  □
g.Any nervous, mental, or emotional disorder, or received counseling for anxiety, depression, stress or any other
emotional condition?                                                                                                                                                                                          □□
h.Ulcers, colitis, jaundice, hepatitis, cirrhosis, gastrointestinal bleeding, or other disorder of the stomach, esophagus,
liver, intestines, gallbladder, or pancreas?                                                                                                                                                                                          □□
i.Any complication of pregnancy or disorder of the testicles, prostate, breasts, ovaries, uterus, cervix, kidney or urinary
bladder?                                                                                                                                                                                          □□
j.Arthritis, gout or any disorder of the back, spine, muscles, nerves, bones or joints or skin?                                                                                                                                                                                                  □  □
k.Any disorder of the eyes, ears, nose or throat?                                                                                                                                                                                          □□
l.Any mental or physical disorder medically or surgically treated condition not listed above?                                                                                                                                                                                                  □  □
27.                                                                                                                                                                                            Have you ever been diagnosed as having or been treated by a  licensed  medical  professional  for Acquired  Immuno Deficiency Syndrome or an AIDS related condition?  □  □
28.  Do you use alcoholic beverages? (If "Yes", Provide type, Frequency & Amount)
Type                                                FrequencyAmount□□
29.    Have you ever been treated for drug or alcohol abuse or been advised by a licensed medical professional to limit your
use of alcohol or any medication, prescribed or not?                                                                                                                                                                                              □□
30.                                                                                                                                                                                            In the past 5 years have you ever used or experimented with cocaine, marijuana, or other non-prescription stimulants, depressants, or narcotics?  □  □
31.    Have you had or been advised by a licensed medical professional to have a check-up, EKG, x-ray, blood or urine test or any other diagnostic test or are you now planning to seek medical advice or treatment for any reason?  □  □
32.                                                                                                                                                                                            Have you been a patient in a hospital, clinic, sanatorium or other medical facility, or been advised by a licensed medical professional to have any hospitalization or surgery which has not been completed?  □  □

33. List all medication and dosages you are currently taking or have taken in the last 30 days, including prescriptions, over the counter drugs, aspirin and herbal supplements: (Attach an additional sheet of paper, if necessary.)

34. Number, nature and severity of condition, frequency of attacks, treatments received medication, dates, name, address & phone number of medical attendants and hospitals. (List details from "Yes" answered Medical Information; please include question number.
Attach an additional sheet of paper, if necessary.)

Ques.	Details

MEDICAL INFORMATION For Proposed Insured

35 a. Provide full name/address/phone number of personal physician(s) and any other physicians seen within the past 5 years.
b. Date and reason of last visit:
c. Tests performed & treatment received:
36. Height ft. / in. a. Has your weight changed by more than 10 pounds during the past 12 months? □ Y □ N Weight lbs. b. If "Yes," by how many pounds? □ Gain □ Loss
37.	Age if Living & Health Status	Diabetes, Cancer, Heart Disease? (include age of onset)	Age at Death & Cause
a. Father
b. Mother
c. Sibling(s)

OWNER DESIGNATION (Select One - Please complete this section if the Insured is not the Owner)

38. □ Insured □ Trust (Name of Trust, Trustee and Date of Trust) □ Other:
39. Owner Name	40. Taxpayer Identification/Social Security Number
41. Address (Street, City, State, ZIP)
42. Name of Trustee	43. Date of Trust

PAYOR DESIGNATION (Please complete if the Payor is other than the Owner)

44. Payor Name
45. Address (Street, City, State, ZIP)

46. □ Individual (Provide Full Name, Social Security Number and Relationship)
Relationship
Primary                                                                              %  SSN:                                                      to Insured:
Address (Street, City, State, ZIP)
Relationship
Primary                                                                              %  SSN:                                                      to Insured:
Address (Street, City, State, ZIP)

47. Relationship Contingent % SSN: to Insured: Relationship Contingent % SSN: to Insured:
48. □ Trust (Name of Trust, Trustee and Date of Trust) □ Primary □ Contingent TIN:
49. □ Split Dollar (Enclose a copy of split dollar agreement) □ Primary □ Contingent
50. □ Other: □ Primary □ Contingent

POLICY INFORMATION

51. Requested Policy Effective Date	52. Billing Frequency □ Annual □ Semi-Annual □ Quarterly □ Monthly □ Single Premium
53. Basic Plan □Corporate Universal Life □Corporate Variable Universal Life		54. Death Benefit Option □ 1 □ 2□ 3	55. A.B.E. Allocations, if Selected Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7+ See attached schedule if more than 7 years.
56. □ Guideline Premium Test □ Cash Value Accumulation Test	57. Planned Premium Funding Schedule □Number of Years □Pay to Age	58. Other Rider(s) Selected Term % Loan Spread Rider, if Selected □ Option 1 □ Option 2 □ Option 3
59. Coverage Information: (Select one) Specified Amount $ □ See attached Census

OTHER INSURANCE ON PROPOSED INSURED
60.
Areyouconsidering stopping premium payments, surrendering, replacing, forfeiting, assigningtotheinsurer or reducing yourbenefitunder an existing policy or annuity, or are you considering using or borrowing funds from your existing policies or annuities to pay premiums due on the new or applied for policy?  □ Yes   □ No                                                                                                                              (If "Yes", please complete and sign all replacement forms.)

61.	Amount of all life insurance presently in force or applied for. If none, check this box: □
Please indicate the Type of coverage: Business (B); Key Person (K); or Personal (P).
Company	Face Amount	Policy Number	Issue Date (mm/dd/yy)	Replacement or Change of Policy?	1035 Exchange	Type
			$	□ Yes □ No	□ Yes □ No
			$	□ Yes □ No	□ Yes □ No
			$	□ Yes □ No	□ Yes □ No
			$	□ Yes □ No	□ Yes □ No
			$	□ Yes □ No	□ Yes □ No
			$	□ Yes □ No	□ Yes □ No
Please attach a list of any other additional insurance on a separate sheet. What is the total amount of new life insurance coverage that will be placed in force with all companies including this application? $

TRUST VERIFICATION
I/We hereby certify that the Trustee(s) named in this application are the Trustee(s) for the named Trust, which is in full force and effect. The Company assumes no obligation to inquire into the terms of any trust agreement affecting this policy and shall not be held liable for any party's compliance with the terms thereof. The Company may rely solely upon the signature(s) of the Trustee(s) named in this application to any receipt, release or waiver, or to any transfer or other instrument affecting this policy or any options, privileges or benefits thereunder. Unless otherwise indicated, the signature(s) of all Trustee(s) named, or their successors, will be required to exercise any contractual right under the policy. The Company shall have no obligation to see to the use or application of any funds paid to the Trustee(s) in accordance with the terms of the policy. Any such payment made by the Company to the Trustee(s) shall fully discharge the Company with respect to any amounts so paid.

SUITABILITY - COMPLETE THIS SECTION IF VUL ONLY

1. Have you, the Proposed Insured and the Owner, received a current Prospectus, or equivalent document for the policy applied for and have you had sufficient time to review?	□ Yes	□ No
2. Do you understand that the amount and duration of the death benefit may increase or decrease depending on the investment performance of funds in the Separate Account?	□ Yes	□ No
3. Do you understand that the cash value may increase or decrease depending on the investment performance of the funds held in the Separate Account?	□ Yes	□ No
4. With this in mind, do you believe that the policy applied for is in accord with your insurance objective and your anticipated financial needs?	□ Yes	□ No
CASH VALUES MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE EXPERIENCE OF THE SEPARATE ACCOUNT. THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER SPECIFIED CONDITIONS.

STATE DISCLOSURE
Any person who, with intent to defraud or knowing that he/she is facilitating fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

AGREEMENT AND ACKNOWLEDGEMENT
Under penalties of perjury I, the undersigned, certify that: (a) the tax identification or social security numbers as provided by me is correct; and (b) the holders of said numbers are not subject to any backup withholding of U.S. Federal income tax.
Each of the Undersigned declares that:
1.
This Application consists of: a) this Executive Benefits Individual Owner Part I and Part II Application; b) Part III Medical Application, if required; c) any amendments to the application attached thereto; and d) any supplements, all of which are required by the Company for the plan, amount and benefits applied for. This Executive Benefits Individual Owner Part I and Part II Application is fully completed.

2.
I/We further agree that coverage will take effect under the Policy only when: 1) initial premium payment has been received; 2) the initial premium has been paid in full during the lifetime of the Proposed Insured; and 3) the Proposed Insured remains in the same state of health and insurability as described in each part of the application at the time conditions 1) and 2) are met.

3.
If this is a request to exercise an option in an existing policy, the request will become effective in accordance with the terms of that option. If this is a request for change, any and all values may be used to pay for the change and to repay any loan indebtedness. The changed policy will be subject to any loan indebtedness not repaid. Any assignment in effect at the time of this request will apply to any new insurance issued.

4.	No agent, broker or medical examiner has the authority to make changes or modify any Company contract or to waive any of the Company's requirements.
5.
I HAVE READ, or have had read to me, the completed Application before signing. All statements and answers in this application are correctly recorded, and are full, complete and true. I confirm that upon receipt of the contract I will review the answers recorded on the application. I will notify the Company immediately if any information in the application is incorrect. Caution: If your answers on this application are incorrect or untrue, the Company may have the right to deny benefits or rescind coverage under the policy and any riders attached to it.

6.
Corrections, additions or changes to this application may be made by the Company. Any such changes will be shown under "Service Office Endorsements". Acceptance of a policy issued with such changes will constitute acceptance of the changes. No change will be made in classification (including age at issue), plan, amount, or benefits unless agreed to in writing by the Applicant.

Each of the undersigned declares that:
I/We authorize any medical professional, hospital or other medical institution, insurer, MIB, Inc., or any other person or organization that has any records or knowledge of me or my physical or mental health or insurability to disclosure that information to the Company, its reinsurers or any other party acting on the Company's behalf. I/We authorize the Company or its reinsurer to make a brief report of my protected health information to MIB, Inc. I/We authorize the Company to disclose information related to my insurability to other insurers to whom I/we may apply for coverage.
I/We acknowledge receipt of the Privacy Notice and the Important Notice containing the Investigative Consumer Report and MIB, Inc. information.
This authorization shall be valid for 24 months after it is signed. A photographic copy of this authorization shall be as valid as the original. I/We understand that I/we may revoke this authorization at any time by written notification to the Company; however, any action taken prior to notification will not be affected.
The purpose of this authorization is to allow the Company to determine eligibility for life coverage or a claim for benefits under a life policy.
□ I elect to be interviewed if an Investigative Consumer Report is prepared.

SIGNATORY SECTION

Signature of Proposed Insured                                                                                                                                              Date

Signature of Applicant/Owner/Trustee                                                                                                                                              Date

Signed at (City and State)

1)	Based on information obtained from the Owner, I believe the investment is suitable for the Owner's objectives.
2)
To the best of my knowledge, the source of funding for this policy does not include: (1) a non-recourse premium financing loan; or (2) any arrangement, other than a premium financing loan, which involves any person or entity with an interest in the potential for earnings based on the provision of funding for the policy.

3)	Does the applicant have any existing life insurance policies or annuities? □ Yes □ No
4)	Do you know or have you any reason to believe that replacement of insurance is involved? □ Yes □ No
If a replacement is involved, I certify that only company approved sales materials were used in this sale and that copies of all sales materials were left with the applicant.
I declare that I have accurately answered all questions contained in this section.
I declare that I have provided each Proposed Insured and Owner(s) with the Important Notice as well as a copy of the Privacy Practices Notice.

Signature of Broker, Agent or Licensed Representative
Name of Broker, Agent or Licensed Representative (Please Print)
Date